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                                                                    EXHIBIT 10.1


                        Vertrag uber die Friei Mitarbeit

                                    zwischen

                                AFB-PAREXEL GmbH
                Independent Pharmaceutical Research Organization
             Europa-Center (Eingang Breitscheidplatz), 10789 Berlin

                      - nachstehend "AFB-PAREXEL" genannt -

                                       und

                       Herrn Dr. med. Werner M. Herrmann,
                      Facharzt fur Klinische Pharmakologie,
           Universitatsprofessor fur Klinische Psychophysiologie, FUB,
          Visiting Professor of Psychiatry and Member of the Voluntary
          Faculty, State University of New York at Stony Brook (SUNY at
                           Stony Brook, New York, USA,
                        12278 Berlin, Alt Marienfelde 14

                    - nachstehend "Vertragspartner" genannt -



                                    Section 1
                          Aufgaben- und Dienststellung

(1) Dem Vertragspartner ist als Freier Mitarbeiter die wissenschaftliche Geschaftsfuhrung der Gesellschaft AFB-PEREXEL GmbH ubertragen. Er ist verpflichtet, seine Aufgaben im einzelnen mit dem Mitgeschaftsfuhrer der AFB-PAREXEL und Prasidenten der Mehrheitsgesellschaft PAREXEL GmbH und PAREXEL International Corporation (President and CEO) abzustimmen.

(2) Der Vertragspartner verpflichtet sich, sich in seinem Aufgabengebiet weiterzubilden und sich jederzeit uber einschlagige Veranderungen zu informieren.

(3) Der Vertragspartner ist Mitglied des Board of Directors der PAREXEL International Corporation Boston, USA, und verpflichtet sich, diese Tatigkeit nach bestem Wissen und Gewissen auszufuhren.

(4) Der Vertragspartner ist CSO (Chief Scientific Officer) der PAREXEL International Corporation, Boston, Diese Tatigkeit wird in einem gesonderten Vertrag geregelt.

(5) Die Aufgaben und Verantwortlichkeiten werden im einzelnen durch die Satzung der Gesellschaft und durch Gesellschafterbeschlusse der Gesellschaft geregelt.


                                    Section 2
                                    Vergutung

(1) Der Vertragspartner erhalt fur seine Tatigkeit ein Honorar in Hohe von DM 383, -- (dreihundertdreiundachtzig Deutsche Mark) pro Stunde. Es gilt als vereinbart, dass er fur AFB-PAREXEL 360 Stunden pro Jahr tatig ist.


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(2)            Dieses Honorar ist jeweils am Monatsende nach Rech-nungstellung zu zahlen zuzuglich der jeweils gultigen Mehrwetsteuer, sofern die Tatigkeit mehrwertsteuer-pflichtig ist. Die Zahlung erfolgt auf ein Konto, das der Vertragspartner jeweils nennen muss.

(3) Steuern und Sozialversicherungsbeitrage sind von dem Vertragspartner selbst abzufuhren.

(4) Der Vertragspartner sich im ausreichenden Ma(beta)e zu versichern. Dies gilt insbesondere fur eine Krankenversicherung.

(5) AFB-PAREXEL bestatigt die betriebliche Pensionszusage, die zwischen dem Vertragspartner und der GFA-Gesellschaft fur Arzneimittelprufung mbH am 21.12.1981 geschlossen wurde (Nachtrage 1 und 2 zum Geschaftsfuhrervertrag/Anlagen 1 und 2). Sie ubernimmt die Kosten der beiden
               Barmenia-Lebens-/Pensionsversicherungsvertrage.

(6) Zur Sicherung der Pensionszusage im Falle der Insolvenz bleibt die am 11.11.1987 zwischen dem Vertragspartner und der AFB Arzneimittelforschung GmbH in Berlin geschlossene Verpfandungsvereinbarung bestehen als Ruckdeckungsversicherung fur die Pensionszusage vom 1. April 1991 bis 30. Juni 1996 (Anlage 3).

(7) Der Vertragspartner nimmt am Erfolg von PAREXEL teil. Er erhalt 20% Bonus auf seine Jahresbezuge, wenn das Er-gebnis (operating income) von PEREXEL erfullt ist. Die Staffelung folgt den Regeln des MISC (Management Incentive Compensation Plan) von PAREXEL.

                                    Section 3
                                  Vertragsdauer

(1)            Der Vertrag beginnt am 1. Juli 1993 und endet am 30. Juni 1996.
               Danach verlangert er sich von Jahr zu Jahr bis er von einem der beiden Vertragspartner gekundigt wird. Die Kundigungsfrist betragt 12 Monate. Das Recht zu ausserordentlicher Kundigung wegen Vertragsverletzung bleibt hiervon unberuhrt.

(2) Der Vertrag endet automatisch, wenn das 65. Lebensjahr des Vertragspartners beendet ist.

                                    Section 4
                                   Reisekosten

(1) AFB-PAREXEL erstattet die anfallenden Reisekosten entsprechend der gultigen Reisekostenordnung.




                                    Section 5
                                   Dienstwagen

(1) Die AFB stellt dem Vertragspartner einen Dienstwagen etwa vom Typ Ford Scorpio fur Dienstfahrten zur Verfugung. Der Dienstwagen wird dem Vertragspartner ebenfalls zu 10% fur private Nutzung uberlassen.

                                    Section 6
                             Arbeitszeit, Arbeitsort

(1) Der Vertragspartner ist in der Bestimmung seiner Arbeitszeit frei.

(2)            Der Vertragspartner ist bei der Wahl seiner Arbeitsmittel frei.


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(3)            Zu fur die Tatigkeit notwendigen Treffen und Tagungen hat der
               Vertragspartner nach den Erfordernissen in Dienstraumen der AFB-PAREXEL anwesend zu sein.

                                    Section 7
                                Wettbewerbsverbot

(1) Der Vertragspartner verpflichtet sich, wahrend der Vertragsdauer keinen Beratungsvertrag mit einem Unternehmen abzuschlie(beta)en, das mit AFB-PAREXEL oder einer der mit ihr verbundenen Firmen sowie der Mehrheitsgesellschaft PAREXEL und einem ihr verbundenen Unternehmen direkt oder indirekt in Konkurrenz steht.

(2) Verletzt der Vertragspartner dieses Wettbewerbsverbot, ist er zu Schadenersatz verpflichtet.

(3) Eine Befreiung vom Wettbewerbsverbot bedarf in jedem Einzelfall der schriftlichen Zustimmung von AFB-PAREXEL.

(4) AFB-PAREXEL berucksichtigt die Verpflichtungen, die dem Vertragspartner aus seiner Teilzeittatigkeit als C 3-Professor fur Klinische Psychophysiologie an der Freien Universitat Berlin entstehen.

                                    Section 8
                                  Geheimhaltung

(1) Beide Vertragspartner sind sich daruber im klaren, da(beta)das Aufgabengebiet zum Teil streng vertrauliche Informationen beinhaltet, die einer besonderen Geheimhaltung bedurfen. Der Vertragspartner erklart sich zu dieser besonderen Geheimhaltung bereit.

(2) Der Vertragspartner wird samtliche Informationen, die er im Rahmen seiner Tatigkeit fur AFB-PAREXEL oder fur die mit ihr verbundenen Unternehmen erhalt, streng vertraulich behandeln und Dritten auch nach Ablauf diese Vertrages nicht zuganglich machen. Das Vertraulichkeitsgebot sowie die Geheimhaltungspflicht beziehen sich auch auf die Erledigung von Arbeiten sowie die Aufbewahrung von Unterlagen.

(3) Verletzt der Vertragspartner die Geheimhaltungspflicht oder das Vertraulichkeitsgebot, ist er zu Schadenersatz verpflichtet.

                                    Section 9
                    Aufbewahrung und Ruckgabe von Unterlagen

(1) Der Vertragspartner verpflichtet sich, alle ihm zur Verfugung gestellten Geschafts- und Betriebsunterlagen ordnungsgemass aufzubewahren, insbesondere dafur zu sorgen, dass Dritte nicht Einsicht nehmen konnen. Die zur Verfugung gestellten Unterlagen sind nach Ablauf des Vertragsverhaltnisses unverzuglich unaufgefordert der Firma zuruckzugeben.

(2) Dieselbe Augbewahrungs- und Herausgabepflicht gilt fur samtliche Schriftstucke, die Angelegenheiten der Firma betreffen (wie Aufzeichnungen, Entwurfe etc.) und sich im Besitz des Vertragspartners befinden.

(3) Der Vertragspartner ist nicht berechtigt, an solchen Unterlagen ein Zuruckbehaltungsrecht auszuuben.

                                   Section 10
                                   Schriftform

(1)            Mundliche Nebenabreden sind unwirksam.

(2)            Anderungen dieses Vertrages bedurfen zu ihrer Wirksamkeit der
               Schriftform.


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                                   Section 11
                              Schlussbestimmung

(1) Sollten sich einzelne Bestandteile dieses Vertrages ganz oder teilweise als unwirksam erweisen, so wird dennoch die Wirksamkeit des Vertrages im ubrigen nicht beruhrt. Die Vertragsparteien werden anstelle der unwirksamen Vertragsbestimmungen gultige vereinbaren, die dem Zwecke dieses Vertrages entsprechen.

(2) Auf dieses Vertragsverhaltnis findet das Recht der Bundesrepublik Deutschland Anwendung, sofern nichts anderes ausdrucklich vereinbart ist. Fur Streitigkeiten aus bzw. uber diesen Vertrag gilt die Zustandigkeit des Landgerichtes Berlin als vereinbart.


Berlin, den



AFB-PAREXEL GmbH                       Vertragspartner




/s/ Josef von Rickenbach               /s/ W.M. Herrmann
----------------------------           ---------------------------------
Josef von Rickenbach                   Prof. Dr. W.M. Herrmann




Anlagen

1.             Nachtrag 1 zum Geschaftsfuhrervertrag vom 21.12.1981

2.             Nachtrag 2 zum Geschaftsfuhrervertrag vom 21.12.1981

3.             Verpfandungsvereinbarung vom 11.11.1987


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                                 ANDERUNGVERTRAG

                      zum Vertrag uber die Freie Mitarbeit


                                    zwischen


PAREXEL GMBH
Independent Pharmaceutical Research Organization
Klinikum Westend, Haus 18
Spandauer Damm 130

14050 Berlin

vertreten durch ihre alleinige Gesellschafterin
PAREXEL Unternehmensbeteiligung GmbH

- nachstehend "PAREXEL" genannt -

und

HERRN PROF. DR. MED. WERNER M. HERRMANN
Alt-Marienfelde 14

12278 Berlin

- nachstehend Vertragspartner genannt -


Die Vertragspartner sind sich daruber einig, da(beta)die Kundigung der PAREXEL vom 27.6.96 des Vertrages uber die Freie Mitarbeit vom 30.6.93 keine Rechtswirkung entfaltet und der Vertrag unter den gleichen Bedingungen mit folgenden Anderungen, die zum 1.7.97 wirksam werden, uber den 30.6.97 hinaus fortgefuhrt werden soll:

SECTION 1 AUFGABEN UND DIENSTSTELLUNG

(3) Der Vertragspartner ist zum Mitglied des Board of Directors der PAREXEL International Corporation ("PAREXEL International") gewahlt. Die Amtsperiode endet im November 1999. Der Vertragspartner wird seine damit verbundenen Verpflichtungen solange nachkommen bis ein Nachfolger wirksam gewahlt und im Amt ist oder bis er seinen Rucktritt erklart hat oder bis er abgesetzt worden ist. Der Vertragspartner verpflichtet sich, diese Tatigkeit nach bestem Wissen und Gewissen auszufuhren.

(6) Der Vertragspartner ist Senior Vice President of PAREXEL International.

(7) Der Vertragspartner ist Worldwide Head of Phase I Operations of PAREXEL International.

SECTION 2 VERGUTUNG

(1) Der Vertragspartner erhalt eine Vergutung von DM 300,-- (Dreihundert) pro Stunde. Die Vergutung wird einmal jahrlich bis Ablauf der ersten drei Monate des Geschaftsjahres von den Gesellschaftern uberpruft. Es gilt als vereinbart, dass er fur PAREXEL 360 Stunden tatig ist.

(7) Der Vertragspartner nimmt am Erfolg von PAREXEL teil. Der variable Gehaltsanteil (Bonus) gemass des


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    MICP-Programmes betragt 30 % der Jahresvergutung. Nahere Kriterien werden noch gesondert festgelegt und gelten bis zur Vereinbarung neuer Ziele weiter.



Section 3 Vertragsdauer

Der Vertrag wird bis zum 30. Juni 2001 verlangert. Der Vertrag endet zu diesem Zeitpunkt ohne dass es einer Kundigung bedarf. Eine vorzeitige Kundigung des Vertrages ist ausgeschlossen. Das Recht zu ausserordentlicher Kundigung aus wichtigem Grund bleibt hiervon unberuhrt.


Berlin, den 5.3.1997

PAREXEL                             Vertragspartner


/s/ Josef von Rickenbach            /s/ Prof. Dr. med. Werner M. Herrmann
----------------------------        -----------------------------------------
Josef von Rickenbach                Prof. Dr. med. Werner M. Herrmann


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